UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2007

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
     On October 18, 2007, CenterPoint Energy Resources Corp. (“CERC”) entered into an Underwriting Agreement, dated as of October 18, 2007 (the “Underwriting Agreement”), among CERC and the several Underwriters named in Schedule I to the Underwriting Agreement, relating to the underwritten public offering of $250,000,000 aggregate principal amount of CERC’s 6.125% Senior Notes due 2017 (the “2017 Notes”) and $250,000,000 aggregate principal amount of CERC’s 6.625% Senior Notes due 2037 (the “2037 Notes” and together with the 2017 Notes, the “Notes”). The offering is being made pursuant to CERC’s registration statement on Form S-3 (Registration No. 333-145223).
     The Notes are being issued pursuant to the Indenture, dated as of February 1, 1998, between CERC (formerly NorAm Energy Corp.) and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the “Trustee”), as amended by Supplemental Indenture No. 11, dated as of October 23, 2007, between CERC and the Trustee with respect to the 2017 Notes and Supplemental Indenture No. 12, dated as of October 23, 2007, between CERC and the Trustee with respect to the 2037 Notes,. The terms of the Notes are further described in the prospectus supplement of CERC dated October 18, 2007, together with the related prospectus dated August 20, 2007, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on October 19, 2007, which description is incorporated herein by reference.
     A copy of the Underwriting Agreement, the Indenture and forms of Supplemental Indenture No. 11 and Supplemental Indenture No. 12 (including forms of the Notes) have been filed as Exhibits 1.1, 4.1, 4.2 and 4.4, respectively, to this report and are incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
(d)	Exhibits.

1.1	Underwriting Agreement dated as of October 18, 2007, among CenterPoint Energy Resources Corp. and the several Underwriters named in Schedule I thereto.

4.1	Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the “Indenture”) (incorporated by reference to Exhibit 4.1 to CERC’s Current Report on Form 8-K dated February 5, 1998).

4.2	Form of Supplemental Indenture No. 11 dated as of October 23, 2007, to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Trust Company, National Association, as trustee.

4.3	Form of 2017 Note (included in Exhibit 4.2 hereto).

4.4	Form of Supplemental Indenture No. 12 dated as of October 23, 2007, to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Trust Company, National Association, as trustee.

4.5	Form of 2037 Note (included in Exhibit 4.4 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: October 23, 2007	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement dated as of October 18, 2007, among CenterPoint Energy Resources Corp. and the several Underwriters named in Schedule I thereto.

4.1	Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the “Indenture”) (incorporated by reference to Exhibit 4.1 to CERC’s Current Report on Form 8-K dated February 5, 1998).

4.2	Form of Supplemental Indenture No. 11 dated as of October 23, 2007, to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Trust Company, National Association, as trustee.

4.3	Form of 2017 Note (included in Exhibit 4.2 hereto).

4.4	Form of Supplemental Indenture No. 12 dated as of October 23, 2007, to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Trust Company, National Association, as trustee.

4.5	Form of 2037 Note (included in Exhibit 4.4 hereto).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).